UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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InVivo Therapeutics Holdings Corp.

(Name of Registrant as Specified in its Charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2019

InVivo Therapeutics Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B14402

Cambridge, MA 02139

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 863-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NVIV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Item 8.01 Other Events

InVivo Therapeutics Holdings Corp. (the “Company”) was scheduled to hold its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on July 11, 2019 at 8:00 am Eastern Time after the Annual Meeting was adjourned on June 11, 2019 and further adjourned on July 2, 2019. Less than a majority of the shares of the Company’s outstanding common stock entitled to vote at the Annual Meeting were present in person or by proxy at the Annual Meeting on July 11, 2019, and the Company therefore determined that a quorum did not exist.  Consequently, the Company has determined to postpone the Annual Meeting and anticipates publicly announcing a new record date and the new date, time and location of the Annual Meeting later in 2019. On July 12, 2019, the Company issued a press release announcing the postponement of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release dated July 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: July 12, 2019	By:	/s/ Richard Christopher
Richard Christopher
Chief Financial Officer

InVivo Therapeutics Announces Postponement of Annual Meeting

CAMBRIDGE, Mass. (July 12, 2019) – InVivo Therapeutics Holdings Corp. (Nasdaq: NVIV) today announced that it has postponed its 2019 annual meeting of stockholders. The annual meeting, which was originally scheduled for June 11, 2019, had been adjourned until July 11, 2019 at 8:00 am Eastern Time. Less than a majority of the shares of the Company’s outstanding common stock entitled to vote at the meeting were present in person or by proxy on July 11, 2019, and the Company therefore determined that a quorum did not exist. The Company anticipates publicly announcing a new record date and the new date, time and location of the annual meeting later in 2019.

About InVivo Therapeutics

InVivo Therapeutics Holdings Corp. is a research and clinical-stage biomaterials and biotechnology company with a focus on treatment of spinal cord injuries. The company was founded in 2005 with proprietary technology co-invented by Robert Langer, Sc.D., Professor at Massachusetts Institute of Technology, and Joseph P. Vacanti, M.D., who then was at Boston Children’s Hospital and who now is affiliated with Massachusetts General Hospital. The publicly traded company is headquartered in Cambridge, MA. For more details, visit www.invivotherapeutics.com.

Safe Harbor Statement

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements within the meaning of the federal securities laws. These statements can be identified by words such as “believe,” “anticipate,” “intend,” “estimate,” “will,” “may,” “should,” “expect” and similar expressions, and include statements regarding the expectations related to the announcement of a new annual meeting record date and new date, time and location of the meeting. Any forward-looking statements contained herein are based on current expectations and are subject to a number of risks and uncertainties. Factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company’s ability to successfully open additional clinical sites for enrollment and to enroll additional patients; the timing of the Institutional Review Board process; the Company’s ability to obtain FDA approval to commercialize its products; the Company’s ability to develop, market and sell products based on its technology; the expected benefits and efficacy of the Company’s products and technology in connection with spinal cord injuries; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and other risks associated with the Company’s business, research, product development, regulatory approval, marketing and distribution plans and strategies identified and described in more detail in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, and its other filings with the SEC, including the Company’s Form 10-K, Form 10-Qs and current reports on Form 8-K.  The Company does not undertake to update these forward-looking statements.

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